EXHIBIT 10.17

NONQUALIFIED STOCK OPTION AGREEMENT (this "agreement") dated as of the Date of Grant (as defined below) between BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the "Company"), and the other party signatory hereto (the "Participant").

WHEREAS, the Participant is currently an employee or consultant of the Company and, pursuant to the Company's Amended and Restated Employee Stock Plan (the "Plan") and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its service and to increase his or her interest in the success of the Company by granting to the Participant a nonqualified stock option (the "Stock Option") to purchase shares of common stock, par value $0.02 per share, of the Company (the "Common Stock");

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1. Definitions; Incorporation of Plan Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Agreement and the Stock Option shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern. The date of grant of the Stock Option shall be the date specified at the foot of the signature page hereof.

2. Grant of Stock Option. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants the Stock Option to the Participant. The Stock Option granted hereunder is not intended to qualify as, and shall not be treated as, an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Set forth at the foot of the signature hereof are (i) the number of shares of Common Stock underlying the Stock Option, (ii) the per share exercise price of the Stock Option and (iii) the date of grant of the Stock Option (the "Date of Grant").

3. Terms and Conditions of Stock Option. The Stock Option evidenced hereby is subject to the following terms and conditions:

     (a) Vesting. The Stock Option awarded hereunder shall vest and become exercisable as follows:



                         Anniversary of
                         Date of Grant

                       Amount Vesting on
                        Anniversary Date

                       Cumulative Amount
                          Vested as of
                        Anniversary Date



                             First

                              25%

                              25%



                             Second

                              25%

                              50%



                             Third

                              25%

                              75%



                             Fourth

                              25%

                              100%


     (b)  Stock Option Period. The Stock Option shall expire ten years from the Date of Grant, subject to earlier termination as
     pro         vided herein and in the Plan.

     (c)     Exercise Following Death of Participant.

     (i) Upon termination of the Participant's employment or consulting relationship with the Company by reason of the Participant's death, the Stock Option, to the extent exercisable at such time, may be exercised by the Participant's Beneficiary at any time within one year after the date of such termination of employment, subject to the earlier expiration of the Stock Option as provided for in Section 3(b); provided, that any portion of the Stock Option not exercised within such one-year period shall expire at the end of such period. Any portion of the Stock Option that is not exercisable at the date of termination of employment shall expire on such date.

     (ii) In the event of the Participant's death during the first three months of the period during which the Participant may exercise the Stock Option following his or her termination of employment or consulting relationship as provided in Sections 3(d) and 3(e) (the "Post-Termination Exercise Period"), the Stock Option, to the extent exercisable at such time, may be exercised by the Participant's Beneficiary at any time within one year after the Participant's death, subject to the earlier expiration of such Stock Option as provided for in Section 3(b); provided, that any portion of the Stock Option not exercised within such one-year period shall expire at the end of such period.

     (d) Exercise Following Termination Due to Disability. Upon termination of the Participant's employment or consulting relationship with the Company by reason of a condition that entitles the Participant to benefits under the Company's long-term disability plan (a "Disability"), the Stock Option, to the extent exercisable at such time, may be exercised by the Participant at any time within one year after the date of such termination of employment or consulting relationship, subject to the earlier expiration of such Stock Option as provided for in
     Section 3(b); provided, that any portion of the Stock Option not exercised within such one-year period shall expire at the end of such period. Any portion of the Stock Option that is not exercisable at the date of termination of employment shall expire on such date.

     (e) Exercise Following Other Terminations. Upon termination of the Participant's employment or consulting relationship with the Company other than by reason of the Participant's death or Disability or the termination of the Participant's employment or consulting relationship for Cause, the Stock Option, to the extent exercisable at such time, may be exercised by the Participant at any time within three months after the date of such termination of employment, subject to the earlier expiration of such Stock Option as provided for in Section 3(b); provided, that any portion of the Stock Option not exercised within such three-month period shall expire at the end of such period. Any portion of the Stock Option that is not exercisable at the date of termination of employment shall expire on such date.

     (f) Termination for Cause. Upon termination of the Participant's employment or consulting relationship with the Company for Cause, the entire Stock Option, whether vested or unvested, shall immediately expire and be forfeited. For purposes of this Agreement, ACause@ shall mean a willful act by the Participant in contravention of the interests of the Company as determined in the sole discretion of the Committee.

     (g) Notice of Exercise. Subject to the other terms and conditions hereof and in the Plan, the Participant may exercise the Stock Option, to the extent vested and exercisable, by giving written notice of exercise to the Company; provided, however, that in no event shall the Stock Option be exercisable for a fractional share.

     (h) Method of Exercise. The exercise price of a Stock Option may be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, (ii) by delivery of previously owned shares of Common Stock and (iii) by a combination thereof. Payment of the exercise price in shares of Common Stock shall be made (i) by delivering to the Company the share certificate(s) representing the required number of shares, with the Participant signing his or her name on the back or by attaching executed stock powers (the signature of the Participant must be guaranteed in either case) or (ii) attesting to ownership of a sufficient number of shares of Common Stock. In addition to the exercise methods described above, the Participant may exercise a Stock
     Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Stock Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine (for purposes of such a transaction the value of shares of the Common Stock shall be deemed to equal the Fair Market Value of the Common Stock on the date of exercise of the Stock Option).

     (i) Limitation on Exercise. The Stock Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

     (j) Stockholder Rights. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of the Stock Option until a certificate evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

     (k) Deferral of Profit Shares. The Participant may elect to defer receipt of the shares of Common Stock otherwise deliverable upon exercise of the Stock Option. An election to defer such delivery shall be irrevocable and shall be made in writing on a stock option deferral election form prescribed by the Committee at least six months prior to exercise. If the Participant exercises the Stock Option at any time after delivery of the stock option deferral election form by tendering previously-owned shares of Common Stock, a deferred compensation account established by the Company for the Participant will be credited with a number of phantom stock units equal to the number of shares of Common Stock for which delivery is deferred.
     Phantom stock units shall be paid by delivery of one share of Common Stock for each phantom stock unit in accordance with the timing and manner of payment elected by the Participant on his or her stock option deferral election form filed with the Company in connection with the Participant's first such deferral. In the event of a Change in Control, phantom stock units credited to the Participant's deferred compensation account shall be paid to the Participant by delivery of shares of Common Stock on or prior to the date of the Change in Control. Dividend equivalents will be paid on the phantom stock units by crediting the Participant's deferred compensation account with additional phantom stock units in accordance with such rules as the Committee shall adopt from time to time.

     (l) Issuance of Shares. Subject to the foregoing conditions and the terms of the Plan, as soon as reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Stock Option for the number of shares with respect to which the Stock Option is exercised, the Company shall deliver to the Participant (or following the Participant's death, the Beneficiary entitled to exercise the Stock Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Participant (or such Beneficiary), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise.

     (m) Transferability. The Stock Option may, with the approval of the Committee, be transferred to one or more members of the Participant's immediate family (as defined in the Plan) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively, "Permitted Transferees"), subject to such rules and procedures as may from time to time be adopted or imposed by the Committee. If the Stock Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Participant shall notify the Company in writing prior to any proposed transfer of the Stock Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience.

     (n) Tax Withholding. Upon the exercise of the Stock Option, the Participant shall remit an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such exercise. The Participant may elect to have the Company withhold from the Common Stock to be delivered upon the exercise of the Stock Option, or to elect to deliver to the Company from shares of Common Stock owned separately by the Participant, a sufficient number of such shares of Common Stock to satisfy the federal, state and local withholding tax obligations relating to the Participant's exercise of the Stock Option (and the Company's withholding obligations) to the extent permitted under rules and regulations adopted by the Committee and in effect at the time of such exercise. The Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise determined in accordance with the Plan.

4.                     Accelerated Vesting.

     (a) Change in Control. In the event of a Change in Control of the Company, the Stock Option, if not yet vested and exercisable on such date, shall become fully vested and exercisable; provided, however, that if the Committee shall receive an opinion from a nationally recognized firm of accountants to the Company that the accelerated vesting of the Stock Option will prohibit the utilization of "pooling of interests" accounting in connection with the transaction resulting in the Change in Control of the Company, then the Stock Option shall not become fully vested and exercisable upon the Change in Control.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Stock Option will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable
     the    Participant to exercise the Stock Option.

5. No Restriction on Right of Company to Effect Corporate Changes. This Agreement shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of stock or of stock options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

6. Survival; Assignment. Reference in this Agreement to either party shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Participant shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto. The Participant agrees to cause any future spouse of his or hers to deliver to the Company a consent in the form of the consent set forth in Exhibit A hereto validly executed by such spouse promptly after any such person becomes his or her spouse.

7. No Right to Employment. Nothing herein shall confer upon the Participant any right to continued employment or a continued consulting relationship with the Company, or interfere with the right of the Company to terminate the employment or consulting relationship of the Participant at any time and for any reason.

8. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of the signature page of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to Bedford Property Investors, Inc., 270 Lafayette Circle, Lafayette, California 94549, Attention: Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

9. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

10. Headings. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

11. Governing Law. This Agreement shall shall be governed by and construed in accordance with the laws of the Maryland without giving effect to conflicts of law principles.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the day and year first above written.


                BEDFORD PROPERTY INVESTORS, INC.


By:
                             Name:
                             Title:


                          PARTICIPANT



                             Name:
                            Address:


                        Number of Shares
Underlying Stock Option:

Exercise Price:          $

Date of Grant:



                              EXHIBIT A

                          Consent of Spouse

The undersigned, as the spouse of the Participant who is the signatory to the foregoing Agreement, (a) hereby consents to, confirms and ratifies any sale by such Participant of any Stock Option or shares of Common Stock acquired upon exercise of any such Stock Option contemplated by the foregoing Agreement and for purposes of any community property laws and all other laws conveys all of his or her right, title and interest in and to such Stock Option and such shares of Common Stock to the purchaser of such Stock Option and such shares of Common Stock and (b) agrees to be bound by all of the Participant's obligations under the foregoing Agreement.